UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 2, 2025

BEL FUSE INC.
(Exact Name of Registrant as Specified in its Charter)

New Jersey	000-11676	22-1463699
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Executive Drive, Suite 300, West Orange, New Jersey	07052
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (201) 432-0463

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Class A Common Stock ($0.10 par value)	BELFA	Nasdaq Global Select Market
Class B Common Stock ($0.10 par value)	BELFB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Amendment and Extension of Credit Agreement

Bel Fuse Inc. ("Bel" or the "Company") is a party to that certain Amended and Restated Credit and Security Agreement, by and among the Company, as the borrower, KeyBank National Association (“KeyBank”), as administrative agent, swing line lender and issuing lender, and the other lenders identified therein (as amended, restated or otherwise modified from time to time, the “Credit Agreement”), and which, prior to the amendments described below, had provided for a $325 million 5-year senior secured revolving credit facility (inclusive of a sublimit of up to $10 million available for letters of credit and a sublimit of up to $5 million available for swing line loans) (the “Maximum Revolving Amount”), and had provided for a commitment period with respect to the revolving credit facility (the “Commitment Period”) to September 1, 2026, with revolving loans borrowed under the Credit Agreement maturing on the last day of the Commitment Period.

On May 2, 2025, Bel entered into a Fourth Amendment Agreement (the “Fourth Amendment”) to the Credit Agreement, which makes certain amendments to the Credit Agreement including: (i) increasing the Maximum Revolving Amount from $325 million to $400 million pursuant to Section 2.10(b)(i)(A) of the Credit Agreement; (ii) extending the Commitment Period (and the final maturity for revolving loans borrowed under the credit agreement) to September 1, 2028; and (iii) providing an incremental extension of credit to the Company of $75 million concurrently with the effectiveness of the Fourth Amendment, consisting of (x) a $50 million commitment from Wells Fargo Bank, N.A., which joined the Credit Agreement as a new revolving lender pursuant to the Fourth Amendment, and (y) an aggregate $25 million commitment increase, on a pro rata basis, from the existing lenders party to the Credit Agreement. Following the increase to the Maximum Revolving Amount and after giving effect to the incremental extension of credit afforded by the additional loans provided in connection with the Fourth Amendment, the aggregate outstanding principal balance under the Credit Agreement was approximately $270 million.

Pursuant to the Fourth Amendment, the parties additionally agreed to the text of a Conformed Amended and Restated Credit and Security Agreement (the “Conformed Amended and Restated Credit and Security Agreement”), which amends restates the text of the Credit Agreement including so as to reflect and integrate the changes implemented pursuant to the Fourth Amendment, as well as the changes implemented pursuant to the previously disclosed First Amendment Agreement dated as of January 12, 2023, the Second Amendment Agreement dated as of September 18, 2024 and the Third Amendment Agreement dated as of November 14, 2024.

The foregoing description of the Fourth Amendment, and of the resulting amendments to the Credit Agreement, is qualified in its entirety by reference to the full texts of the Fourth Amendment and the Conformed Amended and Restated Credit and Security Agreement, copies of which are filed herewith as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits.

10.1
Fourth Amendment Agreement, dated as of May 2, 2025, to Amended and Restated Credit and Security Agreement, dated as of September 2, 2021, by and among Bel Fuse Inc., as the borrower, KeyBank National Association, as administrative agent, swing line lender and issuing lender, and the other lenders identified therein, as amended.

10.2
Conformed Amended and Restated Credit and Security Agreement, dated as of September 2, 2021 (reflecting changes thereto pursuant to First Amendment Agreement dated as of January 12, 2023, Second Amendment Agreement dated as of September 18, 2024, Third Amendment Agreement dated as of November 14, 2024, and Fourth Amendment Agreement dated as of May 2, 2025), by and among Bel Fuse Inc., as the borrower, KeyBank National Association, as administrative agent, swing line lender and issuing lender, and the other lenders identified therein.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Annexes, schedules and/or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby agrees to furnish supplementally a copy of any omitted attachment to the SEC on a confidential basis upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2025	BEL FUSE INC.
(Registrant)

By:	/s/Daniel Bernstein
Daniel Bernstein
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1
Fourth Amendment Agreement, dated as of May 2, 2025, to Amended and Restated Credit and Security Agreement, dated as of September 2, 2021, by and among Bel Fuse Inc., as the borrower, KeyBank National Association, as administrative agent, swing line lender and issuing lender, and the other lenders identified therein, as amended.

10.2
Conformed Amended and Restated Credit and Security Agreement, dated as of September 2, 2021 (reflecting changes thereto pursuant to First Amendment Agreement dated as of January 12, 2023, Second Amendment Agreement dated as of September 18, 2024, Third Amendment Agreement dated as of November 14, 2024, and Fourth Amendment Agreement dated as of May 2, 2025), by and among Bel Fuse Inc., as the borrower, KeyBank National Association, as administrative agent, swing line lender and issuing lender, and the other lenders identified therein.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Annexes, schedules and/or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby agrees to furnish supplementally a copy of any omitted attachment to the SEC on a confidential basis upon request.